UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2011

MIMEDX GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52491	26-2792552
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Livingston Court, Suite B Marietta, GA	30067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 384-6720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2011, MiMedx Group, Inc., (“MiMedx” or the “Company”) issued a press release announcing that it has completed the previously announced acquisition of Surgical Biologics, LLC, formerly owned by Membrane Products Holdings, LLC and OnRamp Capital Investments, LLC, headquartered in Kennesaw, Georgia. Surgical Biologics primary business is in the development of tissue processing techniques for creating implants for a variety of surgical indications from amnion membranes. Surgical Biologics will operate as a wholly owned subsidiary of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release dated January 05, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Dated: January 05, 2011	By: /s/ Michael J. Senken

Michael J. Senken, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated January 5, 2011

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